4
8K797.DOC


                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549




                                   FORM 8-K


                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  July 25, 1997




                                U S WEST, Inc.
            (Exact name of registrant as specified in its charter)



  A Delaware Corporation     Commission File     IRS Employer Identification
        (State of incorporation)     Number 1-8611     No. 84-0926774



              7800 East Orchard Road, Englewood, Colorado 80111
                   (Address of principal executive offices)


                       Telephone Number (303) 793-6500
             (Registrant's telephone number, including area code)

Item  5.    Other  Events

On July 25, 1997, U S WEST Communications Group released its second quarter earnings results. In addition, U S WEST Media Group released its second quarter earnings results on July 29, 1997. The releases and financial statements are attached hereto as Exhibits.


Item  7.    Exhibits

Exhibit          Description

27          Financial  Data  Schedule.

99A      Press Release issued July 25, 1997 concerning the earnings results of
U  S  WEST  Communications  Group  for  the  second  quarter  of  1997.

99A.1          Unaudited  Combined  Statements  of  Operations  of  U  S  WEST
Communications Group for the quarters ended June 30, 1996 and 1997, filed in connection with the Press Release dated July 25, 1997.

99A.2        Unaudited Selected Combined Group Data of U S WEST Communications
Group for the quarters ended June 30, 1996 and 1997, filed in connection with the Press Release dated July 25, 1997.

99A.3       Unaudited Combined Balance Sheets of U S WEST Communications Group
for the quarter ended June 30, 1997 and the year ended December 31, 1996, filed in connection with the Press Release dated July 25, 1997.

99A.4          Unaudited  Combined  Statements  of  Cash  Flows  of  U  S WEST
Communications Group for the quarters ended June 30, 1996 and 1997, filed in connection with the Press Release dated July 25, 1997.

99A.5      Unaudited Statements of Operations of U S WEST Communications Group
for the quarters ended June 30, 1996 and 1997, filed in connection with the Press Release dated July 25, 1997.

99A.6          Unaudited  Earnings  Normalization  Schedule  of  U  S  WEST
Communications, Inc. for the quarters ended June 30, 1996 and 1997, filed in connection with the Press Release dated July 25, 1997.

99B      Press Release issued July 29, 1997 concerning the earnings results of
U  S  WEST  Media  Group  for  the  second  quarter  of  1997.

99B.1        Unaudited Selected Proportionate Financial Data of U S WEST Media
Group for the quarters ended June 30, 1996 and 1997, filed in connection with the Press Release dated July 29, 1997.

99B.2        Unaudited Other Proportionate Information of U S WEST Media Group
for the quarters ended June 30, 1996 and 1997, filed in connection with the Press Release dated July 29, 1997.

99B.3        Unaudited Selected Financial and Operating Highlights of U S WEST
Media Group for the quarters ended June 30, 1996 and 1997, filed in connection with the Press Release dated July 29, 1997.

99B.4        Unaudited Pro Forma Combined Statements of Operations of U S WEST
Media Group for the quarters ended June 30, 1996 and 1997, filed in connection with the Press Release dated July 29, 1997.

99B.5        Unaudited Selected Financial Data of U S WEST Media Group for the
quarters ended June 30, 1996 and 1997, filed in connection with the Press Release dated July 29, 1997.

99B.6        Unaudited Combined Balance Sheets of U S WEST Media Group for the
quarter ended June 30, 1997 and the year ended December 31, 1996, filed in connection with the Press Release dated July 29, 1997.

99B.7        Investing Activity of U S WEST Media Group for the quarters ended
June 30, and March 31, 1997, filed in connection with the Press Release dated July 29, 1997.

99C.1        Unaudited Consolidated Statements of Income of U S WEST, Inc. for
the  quarter  periods  ended  June  30,  1996  and  1997.

99C.2          Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the
quarter  ended  June  30,  1997  and  the  year  ended  December  31,  1996.

99C.3        Unaudited Consolidated Statements of Cash Flows of U S WEST, Inc.
for  the  quarters  ended  June  30,  1996  and  1997.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U  S  WEST,  Inc.

/s/  STEPHEN  E.  BRILZ
By:___________________________
Stephen  E.  Brilz
Assistant  Secretary

Dated:    July  30,  1997